UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 26, 2004
                                                 -------------


                          TEMECULA VALLEY BANCORP INC.
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             (Exact name of Registrant as specified in its charter)




         DELAWARE                                             46-0476193
------------------------------     -------------      ----------------------
(State or other jurisdiction      (File number)          (I.R.S. Employer
     of incorporation)                                  Identification No.)



27710 Jefferson Avenue,
Suite A100, Temecula, CA                                       92590
---------------------------------------                ----------------------
(Address of principal executive office)                      (Zip Code)


Registrant's telephone number, including area code:         (909) 694-9940
                                                       ----------------------



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          (Former name or former address, if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (C)      Exhibits

                    99       Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 26, 2004                  TEMECULA VALLEY BANCORP INC.


                                      By:   /S/ Stephen H. Wacknitz
                                           -------------------------------------
                                           Stephen H. Wacknitz
                                           President and Chief Executive Officer



                                      By:   /S/ DONALD A. PITCHER
                                           ------------------------
                                           DONALD A. PITCHER
                                           Executive Vice President
                                           Chief Financial Officer




                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.                DESCRIPTION                    PAGE NO.
-----------                -----------                    --------

99                         Press Release                     3